SUBSIDIARY  GUARANTY  AGREEMENT
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     THIS  SUBSIDIARY  GUARANTY  AGREEMENT  (the  "Guaranty  Agreement"  or  the
"Guaranty"), dated as of August 18, 2000, is made by MERLIN SOFTWARE TECHNOLOGIES, INC., a Nevada corporation (the "Guarantor") to the Holders (as set forth in Exhibit A hereto) of the Notes (as defined herein) (collectively referred to as the "Lender"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as hereinafter defined)

                       W  I  T  N  E  S  S  E  T  H:
                       ----------------------------

     WHEREAS, Merlin Software Technologies International Inc., a Nevada corporation (the "COMPANY"), has entered into a Note and Warrant Purchase
Agreement  with  the  Holders  dated  as  of  even  date  hereof  (the "PURCHASE
AGREEMENT"), for the purchase by the Holders of up to an aggregate of Two Million One Hundred Thousand Dollars ($2,100,000) principal amount of Series A 10% Senior Secured Convertible Notes (the "NOTES") from the Company. Terms not specifically defined herein are used as defined in the Purchase Agreement and the Notes. It is a condition to the purchase of the Notes under the Purchase Agreement that this guaranty (the "Guaranty") be executed, delivered and in effect;

     WHEREAS, the Guarantor will benefit from the availability of credit to the Company under the terms and conditions of the Purchase Agreement and the Notes; and

     WHEREAS, to induce the Lender to execute and deliver the Purchase Agreement and perform their obligations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor is willing to guarantee the payment when due and timely performance of all of the obligations of the Company under the Purchase Agreement, the Notes and the Related Documents;

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, the undersigned, agrees as follows:

1. GUARANTY. The Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees to the Lender the payment and performance in full of the Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Liabilities" means: (a) the Company's prompt payment in full, when due or declared due and at all such times, of all obligations and all other amounts pursuant to the terms of the Purchase Agreement, the Notes and each of the other Related Documents (as the same may be amended, supplemented, modified or extended from time to time), heretofore, now or at any time or times hereafter owing, arising, due or payable, whether direct or contingent, joint, several or independent of the Company to the Lender, including without limitation principal, interest, premium or fee (including, but not limited to, attorneys' fees and expenses); and (b) the Company's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by

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     the Company under the Notes, the Purchase Agreement and each of the Related
Documents and any other documents executed in connection therewith. The Guarantor's obligations to the Lender under this Guaranty Agreement are hereinafter collectively referred to as the "Obligations." The Guarantor agrees that it is directly and primarily liable for the Liabilities and that there are no conditions whatsoever to the effectiveness of this Guaranty.

     2. PAYMENT. If the Company shall default in payment or performance of any Liabilities, whether principal, interest, premium, fee (including, but not limited to, attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Notes, the Purchase Agreement or the Related Documents by acceleration, or otherwise, or upon the occurrence of any other Event of Default (as defined in the Notes) under the Notes that has not been cured or waived, then the Guarantor, upon demand thereof by the Lender or its successors or assigns, will, within three (3) business days of such demand, fully pay to the Lender an amount equal to all Guarantor's Obligations then due and owing.

     3.     GRANT  OF  SECURITY  INTEREST.

     (a) In order to further secure the payment of said Liabilities, Guarantor does hereby grants the Lender a security interest in all assets, rights, property and interest of every kind and nature therein and thereto including, without limitation, all intellectual property, goods, accounts receivable, contracts, contract rights, inventory, security interests, equipment, machinery, motor vehicles, furniture, fixtures, leasehold improvements, investment property, financial assets, chattel papers, documents, instruments, general intangibles, rights to proceeds of written letters of credit and all products and proceeds of the foregoing, whether now or hereafter existing or acquired and belonging to the Guarantor or in which the Guarantor has any interest and any and all proceeds and products thereof, as well as a continuing security interest and lien for the amount of all such Liabilities upon any and all moneys, securities and any and all other property of Guarantor and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to or from the Lender, its correspondents or agents, from or for Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into the possession of Lender in any way, or placed in any safe deposit box leased by Lender to Guarantor (all of the foregoing, together with any property, now or hereafter, pledged, assigned, and transferred to or deposited with Lender or its agents by or for Guarantor or in which Lender shall otherwise be granted a security interest by or for Guarantor to secure said Liabilities, are hereinafter individually and collectively called "Collateral Security").

     (b) If Guarantor, as registered holder of Collateral Security, shall become entitled to receive or does receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such Collateral Security, or otherwise, Guarantor agrees to accept same as Lender's agent and to hold same in trust for Lender, and to forthwith

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     deliver  the  same  to  Lender in the exact form received, with Guarantor's indorsement  when  necessary,  to  be  held  by  Lender  as Collateral Security.

     (c) Guarantor consents that the Obligations or the liability of any other guarantor, surety, indemnitor, indorser, or any other party for or upon said Obligations or said Collateral Security may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by Lender, and that any Collateral Security or liens for said Obligations may, from time to time, in whole or in part, be exchanged, sold, released, surrendered or otherwise dealt with by Lender, and that Lender may refuse payment, in whole or in part, from any party to the Obligations, all without any notice to, or further assent by, or any reservation of rights against, Guarantor and without in any way affecting or releasing the liability of Guarantor hereunder.

     4. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantor's Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Notes, and shall not be affected by any action taken under the Notes or any other agreement between the Lender and the Company or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Liabilities, or any transfer or disposition of any assets of the Company or by any extension or renewal of the Notes, in whole or in part, or by any modification, alteration, amendment or addition of or to the Notes, or any other agreement between the Lender and the Company or any other person, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided. This Guaranty shall continue in full force and effect and Lender may continue to act in reliance thereon notwithstanding the termination or revocation of any other guaranty of Obligations, the death, disability, incompetence or incapacity of the Guarantor, and shall be binding upon Guarantor and Guarantor's estate and the personal representatives, heirs and successors and assigns of Guarantor, who shall, nevertheless, remain liable with respect to Obligations and any renewals or extensions thereof or liabilities arising out of same, and the Lender shall have all the rights herein provided for as if no such event has occurred.

5. CURRENCY AND FUNDS OF PAYMENT. The Guarantor hereby guarantees that the Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Liabilities, or the rights of the Lender with respect thereto as against the Company, or cause or permit to be invoked any alteration in

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     the  time,  amount or manner of payment by the Company of any or all of the
Company's  Liabilities.

     6. EVENTS OF DEFAULT. In the event that (a) the Guarantor shall file a petition to take advantage of any insolvency statute, (b) the Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of all of or substantially all of its property; (c) the Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Guarantor of all or substantially all of its properties, or approve a petition filed against the Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Guarantor of all or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of thirty
(30) days; (e) there is commenced against the Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of thirty (30) days; (f) the Guarantor shall fail to perform any agreement herein or contained in the Purchase Agreement, Subsidiary Security Agreement, Subsidiary Intellectual Property Security Agreement and Assignment or other agreement delivered by Guarantor to Lender; (g) a default occurs in the punctual payment of any sum payable upon any of the Obligations or the Liabilities (h) the Guarantor grants a security interest in any property, including without limitation, in the rights of any of the Collateral Security;
(i) entry of a judgment or issuance of a warrant of attachment or an injunction against, or against any of the property of the Guarantor; (j) failure of the Guarantor or the Company at any time to comply with the Margin Regulations of the Federal Reserve Board or any amendments thereto; (k) there shall occur an Event of Default under the Notes, the Purchase Agreement, or any Related Document; (l) any default shall occur in the payment of amounts due hereunder; or (m) any other default shall occur hereunder which remains uncured or unwaived for a period of ten (10) days (each of the foregoing an "Event of Default" hereunder); then at the Lender's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantor's Obligations shall immediately become due and payable.

     7. SUITS. The Guarantor from time to time shall pay to Lender, within three
(3) business days of demand by the Lender therefor, at the Lender's place of business set forth in the Notes, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not so made, the Lender may proceed to suit against the Guarantor. At the Lender's election, one or more and successive or concurrent suits may be brought hereon

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     by the Lender against the Guarantor, whether or not suit has been commenced against the Company, and whether or not the Lender has taken or failed to take any other action to collect all or any portion of the Company's Liabilities.

     8. SET-OFF AND WAIVER. The Guarantor waives any right to assert against the Lender as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Company or the Lender. If at any time hereafter the Lender employs counsel for advice or other representation to enforce the Guarantor's Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the attorneys' fees and disbursements arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by the Guarantor to the Lender, on demand.

     9.     WAIVER;  SUBROGATION.

     (a) The Guarantor hereby waives notice of the following events or occurrences: (i) the Lender's acceptance of this Guaranty Agreement; (ii) the Lender heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Company, whether pursuant to the Notes or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Lender or the Company heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Notes; (iv) presentment, demand, notices of default, non-payment, partial payment, notice of dishonor, suit, protest or taking other action by the Lender; (v) the Lender heretofore, now or at any time hereafter granting to the Company (or any other party liable to the Lender on account of the Liabilities) any indulgence or extensions of time of payment of the Liabilities; and (vi) the Lender heretofore, now or at any time hereafter accepting from the Company or any other person, any partial payment or payments on account of the Liabilities or any collateral securing the payment thereof or the Lender settling, subordinating, compromising, discharging or releasing the same. The Guarantor agrees that the Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantor's Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.

     (b) The Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantor's Obligations under this Guaranty Agreement may be enforced by the Lender upon demand by the Lender to such Guarantor without the Lender being required, the Guarantor expressly waiving any right it may have to require the Lender, to prosecute collection or seek to enforce or resort to any remedies against the Company, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE

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     MADE  BY  THE  LENDER,  AND  THE  PROVISIONS HEREOF ENFORCED BY THE LENDER,
EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE NOTES. The Guarantor's Obligations shall in no way be impaired, affected, reduced, or released by reason of the Lender's failure or delay to do, take or enforce any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 9.

     (c) The Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity until such time as all of the Company's Liabilities have been fully, finally and indefeasibly paid in full.

     10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date hereof, and shall continue in full force and effect until the Company's Liabilities have been fully, finally and indefeasibly paid in full. This Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and the Lender and their respective successors and assigns. Notwithstanding the foregoing, Guarantor may not, without the prior written consent of the Lender, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Lender may at any time hereafter have against the Guarantor under this Guaranty Agreement may be asserted by the Lender by written notice directed to the Guarantor at the address specified herein.

     11. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby makes the following representations and warranties to the Lender:

     (a) the Guarantor is duly authorized to execute, deliver and perform this Guaranty Agreement;

     (b) this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

     (c) such Guarantor's execution, delivery and performance of this Guaranty Agreement does not violate or constitute a breach of any agreement to which such Guarantor is a party, or any applicable laws;

     (d) Guarantor makes each of the representations and warranties contained in Article III of the Purchase Agreement as if set forth in their entirety herein with respect and reference to the Guarantor and this Guaranty Agreement;

     (e) the financial information of the Guarantor previously provided to the Lender is true and correct in all respects; and

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     (f)     no representation or warranty made the Guarantor in this Agreement, the Purchase Agreement or any Related Document nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished or to be prepared and furnished by Guarantor in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

     12. NEGATIVE COVENANTS. The Guarantor agrees that until the Notes, together with interest and all other Obligations of the Company or the Guarantor to the Lender (whether under the Purchase Agreement, the Related Documents, or otherwise) are paid in full, the Guarantor shall not, without the prior written consent of the Lender:

     (a) Create, incur, assume or suffer to exist any Lien upon or defect in title to or restriction upon the use of any of the Collateral Security, Collateral or Pledged Stock, or the property or assets of the Guarantor of any character, whether owned at the date hereof or hereafter acquired, or hold or acquire any property or assets of any character under conditional sales, finance lease or other title retention agreements, except Liens in favor of the Lender.

     (b) Create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except Indebtedness to the Lender.

     (c) Lend or advance money, credit or property to any person, or invest in or purchase or repurchase the stock or Indebtedness, or all or a substantial part of the assets or properties, of any Person, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly or by any instrument having the effect of assuring any person's payment or performance or capability) the Indebtedness, performance, obligations, stock or dividends of any person, or agree to do any of the foregoing, except endorsement of negotiable instruments for deposit or collection all and investments in readily marketable securities in the ordinary course of business.

     (d) Make any prepayment of Indebtedness or agree to do any of the foregoing.

     (e) Enter into any agreement which prohibits or limits the ability of the Guarantor to create, incur, assume or suffer to exist any Lien, upon any of its property, assets or revenues, whether now owned or hereafter acquired.

     (f) Change the address of its principal place of business without giving 30 days' prior written notice to the Lender.

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     13.     AFFIRMATIVE  COVENANTS.  The  Guarantor  covenants and agrees that, until the Notes together with interest and all other Obligations of the Company and the Guarantor to the Lender under the Purchase Agreement, the Notes and the Related Documents are otherwise paid in full:

     (a) Comply with all statutes and governmental regulations if noncompliance therewith would have a Material Adverse Effect on the Guarantor and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, might become a Lien against any of its properties that constitute Collateral Security, the Collateral and the Pledged Stock or a Lien on any other property, except any of the foregoing being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established;

     (b) It will allow any representative of the Lender to visit and inspect the books of account and other records and files of the Guarantor, to make copies thereof and to discuss the affairs, business, finances and accounts of the Company and the Guarantor with its employees, all during normal business hours and as often as the Lender may reasonably request;

     (c) It will duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Lender in connection with or pursuant to this Agreement, the Purchase Agreement, the Notes and the other Related Documents, all at the times and places and in the manner set forth herein or therein, and (ii) at all times maintain the liens and security interests provided for under or pursuant to this Agreement, the Purchase Agreement , the Notes and any Related Document as valid and perfected liens and security interests on the property covered thereby;

     (d) It will keep the Collateral Security, the Collateral and the Pledged Stock and Pledged Stock and other properties of the Guarantor, whether real, personal or mixed, free and clear of all Liens, other than (i) the Liens created by the Related Documents and (ii) Permitted Liens. The Guarantor shall keep all Collateral Security, the Collateral and the Pledged Stock free of any and restrictions and, in the case of stock, certificates representing the same free of all restrictive legends;

     (e) (i) It will keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards as are customarily insured against by similar businesses owning such properties similarly situated and (ii) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property such insurance policies to be in form reasonably satisfactory to the Lender. Each of the policies of insurance described in this Section 13(e) shall provide that the Lender shall be an additional insured and loss payee and that the insurer shall give the Lender not less than thirty (30) days'

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     prior  written  notice before any such policy shall lapse or be terminated, canceled  or  materially  amended;

     (f) It will keep true books of record and account which full, true and correct entries shall be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements; and

     (g) Upon the Guarantor obtaining knowledge of any litigation or other proceedings being instituted against the Guarantor, any of the Company or any Subsidiary of the Company, or any attachment, levy, execution or other process being instituted against any assets of the Guarantor or the Company or any Subsidiary, in an aggregate amount in respect of all such proceedings and processes greater than $50,000 not otherwise covered by insurance, it will promptly deliver to the Lender written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

     14. EXPENSES. The Guarantor agrees to be liable for the payment of all fees and expenses, including attorney's fees and expenses, incurred by the Lender in connection with the enforcement of this Guaranty Agreement.

     15. REINSTATEMENT. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lender under the Notes or this Guaranty Agreement is rescinded or must be restored for any reason. The execution and delivery hereafter to Lender by Guarantor of a new instrument of guaranty shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and all rights and remedies of Lender hereunder or under any instrument of guaranty hereafter executed and delivered to Lender by Guarantor shall be cumulative and may be exercised singly or concurrently.

     16. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

     17. RELIANCE. The Guarantor represents and warrants to Lender that: (a) such Guarantor has adequate means to obtain from the Company, on a continuing basis, information concerning the Company's financial condition and affairs and has full and complete access to Company's books and records; (b) such Guarantor is not relying on the Lender, its agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Company's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Lender, its agents or other representatives, for any information whatsoever concerning the Company's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that the Lender has no duty or responsibility whatsoever, now or in the future, to provide to the Guarantor any information concerning the Company's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Lender, its agents or other representatives, such Guarantor will independently verify the information and will not rely on the Lender, its agents or other representatives, with respect to such information.

     18. COMPLETE AGREEMENT. This guaranty embodies the whole agreement of the parties and may not be modified unless in writing and signed by Lender and no course of dealing between Guarantor and Lender shall be effective to change or modify or to discharge in whole or in part this guaranty. No Waiver of any right or power of Lender or consent by it shall be valid unless in writing signed by an authorized officer.

     19. TERMINATION. This Guaranty Agreement and all obligations of the Guarantor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Liabilities have been fully, finally and indefeasibly paid in full.

     20.     GOVERNING  LAW.

     (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE

     JURISDICTION  OF  ANY  SUCH  COURT  IN ANY SUCH SUIT, ACTION OR PROCEEDING.

     (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED HEREIN OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

     (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE COURTS OF ANY PLACE WHERE THE GUARANTOR OR ANY OF THE GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

     (E)     IN  ANY  ACTION  OR  PROCEEDING  TO ENFORCE OR DEFEND ANY RIGHTS OR
REMEDIES  UNDER  OR  RELATED  TO  THIS  AGREEMENT  OR ANY AMENDMENT, INSTRUMENT,
DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     21. NOTICES. Any notice hereunder shall be in writing, and shall be delivered by overnight courier service or by certified mail, postage prepaid, return receipt requested, addressed as follows:

     If  to  the  Guarantor:

     Merlin  Software  Technologies,  Inc.
     Suite  420-6450  Roberts  Street
     Burnaby,  British  Columbia,  Canada  V5G  4E1
     Attn:  Robert  Heller
     Telephone:  (604)  320-7227
     Telefacsimile:  (604)  320-7277

     with  a  copy  to:

     Clark,  Wilson
     800-885  West  Georgia  Street
     Attn:  Virgil  Z.  Hlus,  Esq.
     Vancouver,  British  Columbia,  Canada  V6C  3H1
     Telephone:  (604)  687-5700
     Telefacsimile:   (604)  687-6314

     If  to  the  Lender:

     Narragansett  Asset  Management,  LLC
     375  Park  Avenue
     New  York,  New  York  10152
     Attn:  Managing  Director
     Fax:  (212)  571-5027
     Phone:  (212)  521-5029

     with  a  copy  to:

     Kane  Kessler,  P.C.
     1350  Avenue  of  the  Americas
     New  York,  NY  10019
     Attn:      Robert  L.  Lawrence,  Esq.
     Fax:      (212)  245-3009

     Notices sent by overnight courier service shall be deemed delivered on the next business day, and notices sent by certified mail, postage prepaid, return receipt requested, shall be deemed delivered two business days after the date of mailing thereof.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

     GUARANTOR:

     MERLIN  SOFTWARE  TECHNOLOGIES,  INC.

     By:  /s/  Robert  Heller
          -------------------
     Name:  Robert  Heller
     Title:   President

     LENDER:

     NARRAGANSETT  I.,  L.P.


     By:  /s/  Joseph  L.  Dowling
     ------------------------
     Name:  Joseph  L.  Dowling
     Title:  Managing  Member

     NARRAGANSETT  OFFSHORE  LTD.
     by  its  Investment  Manager,
     Leo  Holding,  L.L.C.


     By:  /s/  Joseph  L.  Dowling
     ------------------------
     Name:  Joseph  L.  Dowling
     Title:  Managing  Member

     PEQUOT  SCOUT  FUND,  L.P.
     by  its  Investment  Advisor,
     Pequot  Capital  Management,  Inc.

     By:  /s/  David  J.  Malat
     ---------------------
     Name:  David  J.  Malat
     Title:  Chief  Accounting  Officer

     SDS  MERCHANT  FUND,  L.P.
     By  its  Managing  Member,
     SDS  Capital  Partners,  L.L.C.

     By:  /s/  Steven  Derby
     ------------------
     Name:  Steven  Derby
     Title:  Managing  Member

                                   EXHIBIT  A

                             HOLDERS  OF  THE  NOTES

     Narragansett  I,  L.P.

     Narragansett  Offshore  Ltd.

     Pequot  Scout  Fund,  L.P.

     SDS  Merchant  Fund,  L.P.